Securities & Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

June 27, 1996

RE:       Aden Enterprises, Inc.
          33-7494 CA



I have read item 4 CHANGES IN REGISTRANT CERTIFYING
ACCOUNTANT, and agree with the statements made therein.



Sincerely yours,



Darrell T. Schvaneveldt
Darrell T. Schvaneveldt